UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2020

      CERES TACTICAL COMMODITY L.P.
(Exact name of registrant as specified in its charter)
New York	000-52602	20-2718952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 1.01 Entry into a Material Definitive Agreement.
Management Agreement – Geosol Capital, LLC
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of October 13, 2020 (the “Geosol Management Agreement”) with Geosol Capital, LLC, a Texas limited liability company (“Geosol”), pursuant to which, effective November 1, 2020, Geosol shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Geosol’s U.S. Power and Natural Gas Program (the “Program”) to manage the Registrant’s assets allocated to Geosol (the “Allocated Amount”). This trading may be conducted directly, or indirectly through investment in CMF GSL Master Fund LLC, of which the General Partner is the trading manager and Geosol is the advisor (the “Master Fund”). The General Partner and Geosol have agreed that the volatility applied to the Allocated Amount, either directly, or indirectly through the Master Fund, shall initially be 50.0% (one half) of the volatility typically employed for trading of the Program.
Pursuant to the Geosol Management Agreement, the Registrant pays Geosol a monthly management fee equal to 1/12 of 1.0% (1.0% per year) of the month-end Net Assets of the Partnership (as defined in the Geosol Management Agreement) allocated to Geosol. Geosol also receives an annual incentive fee equal to 20% of New Trading Profits (as defined in the Geosol Management Agreement) earned by Geosol in each annual period.
The Geosol Management Agreement expires on December 31, 2021.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Geosol Management Agreement.
The Geosol Management Agreement is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	Geosol Management Agreement by and among the Registrant, the General Partner and Geosol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL COMMODITY L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Patrick T. Egan
 Patrick T. Egan
       President and Director

Date:  November 5, 2020